Security Information








Security Purchased


CUSIP
928563402


Issuer
VMWARE INC


Underwriters
Citigroup, Credit Suisse, DBSI, JP Morgan,
Lehman Brothers, Merrill Lynch, AG Edwards,
BoA, Bear Stearns, HSBC, UBS, Wachovia


Years of continuous operation, including predecessors
> 3 years


Ticker
VMW US


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
8/13/2007


Total dollar amount of offering sold to QIBs
 $                                                 957,000,000


Total dollar amount of any concurrent public offering
 $                                                      -


Total
 $                                                 957,000,000


Public offering price
 $                                                     29.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                     1.60


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
38,700
 $
1,122,300
0.12%



DWS Balanced VIP
Chicago
12,500
 $                   362,500
0.04%



DWS Mid Cap Growth VIP
Chicago
4,200
 $                   121,800
0.01%



DWS Technology Fund
Chicago
77,000
 $
2,233,000
0.23%



DWS Technology VIP
Chicago
12,100
 $                   350,900
0.04%



New York Funds







DWS Capital Growth Fund
New York
                      137,400
 $
3,984,600
0.42%



DWS Capital Growth VIP
New York
                        84,300
 $
2,444,700
0.26%



DWS Large Company Growth Fund
New York
23,300
 $                   675,700
0.07%



DWS Mid Cap Growth Fund
New York
                        94,400
 $                 2,737,600
0.29%



Total

483,900
 $
14,033,100
1.47%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



























Security Information








Security Purchased


CUSIP
KYG017171003


Issuer
ALIBABA.COM LTD


Underwriters
DBSI, Goldman Sachs, Morgan Stanley, BNP
Paribas, BOCI Asia Ltd, China Construction Bank,
Citigroup, CLSA Ltd, Pacific Crest Securities,
United Overseas Bank


Years of continuous operation, including predecessors
> 3 years


Ticker
1688 HK


Is the affiliate a manager or co-manager of offering?
Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/27/2007


Total dollar amount of offering sold to QIBs
 $                                               1,496,073,207


Total dollar amount of any concurrent public offering
 $                                                    -


Total
 $                                               1,496,073,207


Public offering price
 $                                                1.74


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                   0.19


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS International Select Equity VIP
Chicago
37,000
 $                     64,448
0.00%



DWS Mid Cap Growth VIP
Chicago
75,000
 $                   130,638
0.01%



DWS Technology Fund
Chicago
142,000
 $                   247,342
0.02%



DWS Technology VIP
Chicago
22,500
 $                     39,192
0.00%



New York Funds







DWS Emerging Markets Equity Fund
New York
60,500
 $                   105,382
0.01%



DWS International Fund
New York
                      347,500
 $                   605,291
0.04%



DWS International Select Equity Fund
New York
                        39,000
 $                     67,932
0.00%



DWS International VIP
New York
                      110,500
 $                   192,474
0.01%



DWS Mid Cap Growth Fund
New York
                      175,000
 $                   304,823
0.02%



Total

1,009,000
 $                 1,757,523
0.12%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.